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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number: 811-05617

                            TAIWAN GREATER CHINA FUND
               (Exact name of registrant as specified in charter)

                             Bank Tower, 10th Floor
                             205 Tun Hwa North Road
                               Taipei, Taiwan 105
                                Republic of China
                      (Address of principal executive offices)      (Zip code)

                         Citigate Financial Intelligence
                          111 River Street, Suite 1001
                            Hoboken, New Jersey 07030
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-343-9567


                   Date of fiscal year end: DECEMBER 31, 2003


                   Date of reporting period: DECEMBER 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.



TAIWAN GREATER CHINA FUND
www.roctaiwanfund.com

MANAGER:
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone: 886-2-2713-7702
Fax: 886-2-2717-3077

OFFICERS AND TRUSTEES:
Chi-Chu Chen, Chairman and Trustee
Michael Ding, President, Chief Executive Officer and                           TAIWAN
  Trustee                                                                      GREATER
Edward B. Collins, Trustee and Audit Committee                                CHINA FUND
  Member
Alex Hammond-Chambers, Trustee and Audit
  Committee Member                                                           ANNUAL REPORT
David N. Laux, Trustee and Audit Committee
  Member                                                                   DECEMBER 31, 2003
Robert P. Parker, Trustee and Audit Committee
  Member
Cheng-Cheng Tung, Trustee
Peggy Chen, Chief Financial Officer,
  Treasurer and Secretary

CUSTODIAN:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan Republic of China

TRANSFER AGENT,
PAYING AND PLAN AGENT:
Equiserve Trust Company, NA
P.O. Box 43011
Providence, RI 02940-3011
U.S.A.
Telephone: 1-800-426-5523

U.S. ADMINISTRATOR:
Citigate Financial Intelligence
111 River Street, Suite 1001
Hoboken, NJ 07030
U.S.A.
Telephone: (201) 499-3500

U.S. LEGAL COUNSEL:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3000

For information on the Fund, including the NAV,
please call toll free 1-800-343-9567.
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
------------------------------------------------------------------------------------------------------------------------------
DEAR STOCKHOLDERS
------------------------------------------------------------------------------------------------------------------------------

The Fund's net asset value per share (NAV) gained 18.8% in       Official U.S. data served to confirm the earlier signals:
2003 after adjustment for dividends, compared to the 32.3%       second quarter growth in business spending on equipment and
rise in the Taiwan Stock Exchange Index (TAIEX). During the      software rose to a three-year high and third quarter overall
year the New Taiwan dollar appreciated 2.3% against the U.S.     economic growth soared to 8.2%.
dollar.
                                                                 Fueled by strong foreign demand, Taiwan's economy came
The Taiwan market proved resilient in 2003, bouncing back        quickly back to health after suffering from the bout of SARS
with a strong recovery after suffering the effects of war        in the second quarter. Merchandise exports, equivalent to
and disease in the early months. The year actually began on      roughly half of gross national product, increased 10% in
a high note with a double-digit gain of the TAIEX in             2003. This was primarily due to a 22% rise in shipments to
January. This rise was kick-started by a U.S. stock rally. A     China (including Hong Kong), which accounted for 35% of
wave of liquidity also supported the market as certain           total exports. The recovery of domestic demand was slower
interest rates hit record lows while companies were paying       and less robust. Private investment started to accelerate
out bonuses before Chinese New Year in late January.             near yearend as indicated by more than 20% growth in imports of capital goods in November and December compared to the
The initial optimism turned to despair over the next three       same period in 2002. We estimate that the economy expanded
months, however. The increasing likelihood of armed conflict     about 3.1% last year and are forecasting 4.7% growth in
in Iraq damped investor enthusiasm as war jitters pushed         2004.
crude oil prices to a 12-year high. Investor confidence
plunged further after the outbreak of severe acute               The TAIEX climbed 48% from late April to the year's high in
respiratory syndrome (SARS) and its spread through a series      early November and then dropped slightly from that point to
of cluster infections in hospitals. Largely as a result of       close out 2003. For most of the year the market received
the epidemic, Taiwan's economy suffered a small contraction      strong support from foreign institutional investors. Their
in the second quarter (compared to the year earlier period).     net purchases of Taiwan stocks totaled about $16 billion.
And the stock market declined almost 18% from the end of
January to the year's low in late April.                         A wide range of Taiwan's technology companies reaped the
                                                                 benefits of the U.S. recovery. China's economic boom, only
As efforts to contain the disease proved successful,             temporarily slowed by SARS, also continued to drive export
investor attention was increasingly drawn to signs of an         growth on a broad front. Quarterly results of Taiwan's
American economic rebound after the quick end to war in Iraq     contract manufacturers of semiconductors and major notebook
and improving fundamentals of many of Taiwan's technology        computer makers often exceeded market expectations. By July
companies. The momentum built on both these fronts in the        prices of the most widely used memory chips rose above the
remaining months of 2003. Most measures of U.S.                  break-even level and remained in profitable territory until
manufacturing and services industries indicated a pick-up in     the end of the year. In the electronics components industry,
business conditions before mid-year. The ensuing rally on        Taiwan's largest flat-panel display maker quadrupled its
Wall Street helped lift markets in many export-driven
economies of Asia.

                                                                                                                             1
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
annual earnings estimate in the summer after second-quarter      Upon conversion I will be stepping down from my positions at
profits surpassed the previous full-year forecast. In            the Fund and would like to take this opportunity to thank
November and December every major flat-panel display             the many investors who have supported the Fund during my
producer raised annual earnings forecasts. Meanwhile, many       tenure. Steven R. Champion, who will be the new president
traditional producers in such industries as steel and            and portfolio manager, is well-known and highly respected in
petrochemicals enjoyed solid growth largely as a result of       the international investment community. Mr. Champion
surging demand from China.                                       previously managed the Fund from 1987-92. I am confident he will provide able leadership and wish him every success.
The dividend notification letter sent out to shareholders on
January 19 included a reminder of important recent
developments involving the Fund. Following a December                             Respectfully submitted,
decision of your Trustees, the Fund's name has been changed
to Taiwan Greater China Fund to reflect the investment
strategy of concentrating on Taiwan listed companies whose                        /s/ Michael Ding
business is becoming increasingly integrated with the
economy of China. The Fund is also converting to internal                         Michael Ding
management.                                                                       President

                                                                                  January 20, 2004





2
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
----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
YEAR ENDED DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------      -----------------------------------------------------------
TEN LARGEST HOLDINGS                                             INDUSTRY DIVERSIFICATION
-----------------------------------------------------------      -----------------------------------------------------------

                                                 Percent of                                                       Percent of
Company                                          Net Assets      Company                                          Net Assets
-----------------------------------------------  ----------      -----------------------------------------------  ----------
Taiwan Semiconductor Manufacturing Co., Ltd.        6.13%        Electronics                                        17.90%
Pihsiang Machinery Manufacturing Co., Ltd.          5.80         Plastics                                           12.82
Taiwan Styrene Monomer Corp.                        5.79         Semiconductors                                     12.80
China Steel Chemical Corp.                          5.01         Chemicals                                          10.81
Yulon Motor Co., Ltd.                               4.42         Computers & Office Equipment                        7.47
MediaTek Inc.                                       4.23         Banking                                             7.31
Quanta Computer Inc.                                4.19         Automobile                                          4.42
Formosa Chemicals & Fiber Corp.                     4.10         Retailing                                           3.59
Synnex Technology International Corp.               3.59         Telephone Services                                  3.46
Chunghwa Telecom Co., Ltd.                          3.46         Steel & Other Metals                                3.36




                                                                                                                            3
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
-----------------------------------------------------------------------------------------------------
TAIWAN GREATER CHINA FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS / DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------

COMMON STOCKS--97.57%                                                  % of           Market Value
Automobile-- 4.42%                                                   Net Assets       U.S. Dollars
-----------------------------------------------------------------------------------------------------
6,193,004  shs.   Yulon Motor Co., Ltd.............................     4.42          $ 7,418,190
                                                                                     ------------
                                                                                        7,418,190
Banking -- 7.31%
-----------------------------------------------------------------------------------------------------
4,000,000         Bank of Kaohsiung Co., Ltd.......................     1.27            2,130,790
4,768,860         Fubon Financial Holding Co., Ltd.................     2.72            4,561,421
5,550,000         Chinatrust Financial Holding Company Ltd.........     3.32            5,569,928
                                                                                     ------------
                                                                                       12,262,139
Other Financials -- 2.25%
-----------------------------------------------------------------------------------------------------
6,314,995         Yuan Ta Securities Co., Ltd......................     2.25            3,772,865
                                                                                     ------------
                                                                                        3,772,865
Chemicals-- 10.81%
-----------------------------------------------------------------------------------------------------
2,800,657         Pihsiang Machinery Manufacturing Co., Ltd........     5.80            9,726,221
6,600,000         China Steel Chemical Corp........................     5.01            8,410,736
                                                                                     ------------
                                                                                       18,136,957
Computers & Office Equipment-- 7.47%
-----------------------------------------------------------------------------------------------------
4,560,000         BenQ Corp........................................     3.28            5,502,384
2,860,000         Quanta Computer Inc..............................     4.19            7,028,371
                                                                                     ------------
                                                                                       12,530,755
Electrical & Machinery-- 1.72%
-----------------------------------------------------------------------------------------------------
3,214,809         China Metal Products Co., Ltd....................     1.72            2,885,740
                                                                                     ------------
                                                                                        2,885,740
Electronics-- 17.90%
-----------------------------------------------------------------------------------------------------
6,700,000         * CMC Magnetics Corp.............................     3.09            5,186,003
  580,000           Chicony Electronics Co., Ltd...................     0.69            1,169,286
2,000,000           Everlight Electronics Co., Ltd.................     2.16            3,619,989
2,240,000           Transcend Information Inc......................     2.85            4,779,563
5,000,000         * Action Electronics Co., Ltd....................     3.25            5,459,415
1,800,000         * Wistron Corp...................................     0.86            1,446,230
4,000,000         * Sercomm Corp...................................     2.36            3,967,273
2,000,000         * Power Quotient International Co., Ltd..........     1.41            2,360,351
1,300,000           I-Sheng Electric Wire & Cable Co., Ltd.........     1.23            2,066,043
                                                                                     ------------
                                                                                       30,054,153
Plastics-- 12.82%
-----------------------------------------------------------------------------------------------------
2,978,152         Formosa Plastics Corp............................     2.93            4,908,368
10,000,000        Taiwan Styrene Monomer Corp......................     5.79            9,712,167
4,104,000         Formosa Chemicals & Fiber Corp...................     4.10            6,884,690
                                                                                     ------------
                                                                                       21,505,225
Retailing-- 3.59%
-----------------------------------------------------------------------------------------------------
4,445,842         Synnex Technology International Corp.............     3.59            6,018,857
                                                                                     ------------
                                                                                        6,018,857

See accompanying notes to consolidated financial statements.                                        5
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

Schedule of Investments (Cont'd.)
                                                                        % of          Market Value
Semiconductors-- 12.80%                                               Net Assets     (U.S. Dollars)
-----------------------------------------------------------------------------------------------------
5,500,000  shs.*  Taiwan Semiconductor Manufacturing Co., Ltd......     6.13         $ 10,278,710
  756,756         MediaTek Inc.....................................     4.23            7,104,749
2,400,000         Sonix Technology Co., Ltd........................     2.44            4,096,768
                                                                                     ------------
                                                                                       21,480,227
Steel & Other Metals-- 3.36%
-----------------------------------------------------------------------------------------------------
6,795,097         China Steel Corp.................................     3.36            5,639,583
                                                                                     ------------
                                                                                        5,639,583
Telephone Services-- 3.46%
-----------------------------------------------------------------------------------------------------
4,000,000         Chunghwa Telecom Co., Ltd........................     3.46            5,803,755
                                                                                     ------------
                                                                                        5,803,755
Transportation-- 2.41%
-----------------------------------------------------------------------------------------------------
9,350,000 *       China Airlines Ltd...............................     2.41            4,045,117
                                                                                     ------------
                                                                                        4,045,117
Others-- 7.25%
-----------------------------------------------------------------------------------------------------
3,700,000         Great China Metal Industry Co., Ltd..............     1.12            1,883,866
2,496,000         Taiwan Secom Co., Ltd............................     1.40            2,343,351
2,300,000         Giant Manufacturing Co., Ltd.....................     1.66            2,788,863
1,200,000         CTCI Corp........................................     0.58              971,217
5,726,400         Taiwan Paiho Ltd.................................     2.49            4,179,608
                                                                                     ------------
                                                                                       12,166,905

TOTAL COMMON STOCKS (COST $148,340,319)............................                  $163,720,468
                                                                                     ============

* Non-income producing: these stocks did not pay a cash dividend during the year.



See accompanying notes to consolidated financial statements.

 6
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
-----------------------------------------------------------------------------------------------------
TAIWAN GREATER CHINA FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED) / DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--2.63%

                                                                             % of       Market Value
Commercial Paper - 2.63%                                                  Net Assets   (U.S. Dollars)
-----------------------------------------------------------------------------------------------------

Principal Amount        Issuer (Guarantor)
----------------        ------------------
   1,471,540          KGI Securities Co., Ltd. (Chiao Tung Bank),
                       0.925%, Due 01/06/04.............................     0.88       $  1,471,353

   1,471,540          Premier Microelectronics Corp. (Chiao Tung Bank),
                       0.9%, Due 01/09/04...............................     0.88          1,471,250

   1,471,540          Central Motor Company Ltd.
                      (China Development Industrial Bank),
                      0.95%, Due 01/12/04...............................     0.87          1,471,119
                                                                                        ------------

TOTAL SHORT-TERM INVESTMENTS (AMORTIZED COST $4,413,722)................                   4,413,722

TOTAL INVESTMENTS IN SECURITIES
   AT MARKET VALUE (COST $152,754,041)..................................   100.20        168,134,190

OTHER ASSETS (LESS LIABILITIES).........................................    (0.20)          (333,564)
                                                                                        ------------

NET ASSETS..............................................................   100.00       $167,800,626
                                                                           ======       ============



See accompanying notes to consolidated financial statements.
                                                                                                    7
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

-----------------------------------------------------------------------------------------------------
TAIWAN GREATER CHINA FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003 (EXPRESSED IN U.S. DOLLARS)
-----------------------------------------------------------------------------------------------------
ASSESTS

Investments in securities at market value (Notes 2B, 3 and 6):
  Common stocks (cost-- $148,340,319) ...............................................   $ 163,720,468
  Short-term investments (amortized cost-- $4,413,722) ..............................       4,413,722
                                                                                        -------------
     Total investments in securities at market value (cost-- $152,754,041) ..........     168,134,190
Cash ................................................................................       1,941,184
Prepaid expenses ....................................................................          65,056
Other receivables ...................................................................           1,188
                                                                                        -------------
     Total assets ...................................................................     170,141,618
                                                                                        -------------
LIABILITIES
Dividends payables (note 2F) ........................................................       1,961,939
Management fee payable (Note 4) .....................................................         192,851
Custodian fee payable (Note 5) ......................................................          21,428
Professional fees payable ...........................................................         149,544
Accrued Republic of China taxes (Note 2G) ...........................................           1,996
Other payables ......................................................................          13,234
                                                                                        -------------
     Total liabilities ..............................................................       2,340,992
                                                                                        -------------
Net assets ..........................................................................   $ 167,800,626
                                                                                        =============
Components of net assets

Par value of shares of beneficial interest (Note 7) .................................   $     326,990
Additional paid-in capital ..........................................................     306,652,438
Accumulated net investment income ...................................................       2,311,168
Accumulated realized loss on investments ............................................    (116,150,607)
Unrealized appreciation on investments (Note 6) .....................................      15,380,150
Cumulative translation adjustment (Note 2E) .........................................     (40,719,513)
Net assets ..........................................................................   $ 167,800,626
                                                                                        =============
Net asset value per share (32,698,976 shares, par value $0.01 issued and outstanding)   $        5.13
                                                                                        =============



See accompanying notes to consolidated financial statements.

8
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

----------------------------------------------------------------------------------------------------
TAIWAN GREATER CHINA FUND
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003 (EXPRESSED IN U.S. DOLLARS)
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE C)
  Dividends .........................................................................   $  4,643,425
  Interest ..........................................................................         35,785
                                                                                        ------------
                                                                                           4,679,210

REPUBLIC OF CHINA TAXES (NOTE 2G) ...................................................      1,449,887
                                                                                        ------------
                                                                                           3,229,323
                                                                                        ------------
EXPENSES

  Management fee (Note 4) ...........................................................      2,054,723
  Custodian fee (Note 5) ............................................................        228,303
  Audit fee .........................................................................        112,627
  Legal fees and expenses ...........................................................        815,673
  Administrative fee ................................................................        118,500
  Insurance expenses ................................................................         76,304
  Trustee fees and expenses (Note 8) ................................................        223,286
  Shareholder communication expenses ................................................        157,428
  Other expenses ....................................................................        116,216
                                                                                        ------------
                                                                                           3,903,060
                                                                                        ------------
Net investment loss .................................................................       (673,737)
                                                                                        ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN  CURRENCIES (NOTES 2 AND 6)
  Net realized loss on: investments (excluding short-term investments) ..............    (11,992,976)
     foreign currency transactions ..................................................          1,293
                                                                                        ------------
     net realized loss on investments and foreign currency transactions .............    (11,991,683)
Net changes in unrealized appreciation/depreciation on:
     investments (excluding short-term investments) .................................     35,930,915
     translation of assets and liabilities in foreign currencies ....................      3,561,353
                                                                                        ------------
Net realized and unrealized loss from investments and foreign currencies ............     27,500,585
                                                                                        ------------
Net increase in net assets resulting from operations ................................   $ 26,826,848
                                                                                        ============


See accompanying notes to consolidated financial statements.
                                                                                                    9
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

--------------------------------------------------------------------------------------------------------
TAIWAN GREATER CHINA FUND
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 (EXPRESSED IN U.S. DOLLARS)
--------------------------------------------------------------------------------------------------------

                                                                             2003              2002
                                                                        -------------      -------------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM OPERATIONS
  Net investment loss .......................................           $    (673,737)     $  (2,028,949)
  Net realized loss on investments and foreign
     currency transactions ..................................             (11,991,683)       (10,154,892)
  Unrealized appreciation/depreciation on investments .......              35,930,915        (23,135,792)
  Unrealized appreciation/depreciation on translation of
     assets and liabilities in foreign currencies............               3,561,353          1,729,215
                                                                        -------------      -------------

Net increase/decrease in net assets resulting from operations              26,826,848        (33,590,418)
                                                                        -------------      -------------
Distribution to shareholders ................................              (1,961,939)                --
                                                                        -------------      -------------

Net assets, beginning of year ...............................             142,935,717        176,526,135
                                                                        -------------      -------------

Net assets, end of year .....................................           $ 167,800,626      $ 142,935,717
                                                                        =============      =============




See accompanying notes to consolidated financial statements.
 10

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
----------------------------------------------------------------------------------------------------------
TAIWAN GREATER CHINA FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS
(EXPRESSED IN U.S. DOLLARS)
----------------------------------------------------------------------------------------------------------

                                                                      Years Ended December 31,
                                                     -----------------------------------------------------
                                                       2003       2002      2001         2000        1999
                                                     -------    -------    -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
    Net asset value, beginning of year ........         4.37       5.40       5.78       10.23        7.53
    Net investment loss .......................        (0.02)     (0.06)     (0.05)      (0.11)      (0.11)
    Net realized and unrealized gain (loss) on
      investments .............................         0.73      (1.02)      0.06       (3.56)       2.58
    Net realized and unrealized
      appreciation/depreciation on
      translation of foreign currencies .......         0.11       0.05      (0.39)      (0.41)       0.23
                                                     -------    -------    -------     -------     -------
          Total from investment operations ....         0.82      (1.03)     (0.38)      (4.08)       2.70

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Capital ...................................           --         --         --          --          --
    Net investment income .....................        (0.06)        --         --          --          --
    Net realized gain on investments ..........           --         --         --       (0.37)         --
                                                     -------    -------    -------     -------     -------
          Total distributions* ................        (0.06)        --         --       (0.37)         --
                                                     -------    -------    -------     -------     -------

NET ASSET VALUE, END OF YEAR ..................         5.13       4.37       5.40        5.78       10.23
                                                     =======    =======    =======     =======     =======

PER SHARE MARKET PRICE, END OF YEAR ...........         4.75       4.05       4.75        4.56        8.44

TOTAL INVESTMENT RETURN (%):
    Based on the Trust's market price..........        18.79     (14.74)      4.17     (41.71)      36.35
    Based on the Trust's net asset value ......        18.75     (19.07)     (6.57)     (39.94)      35.86
    U.S. dollar return of Taiwan
       Stock Exchange Index ...................        35.32     (19.03)     10.16      (46.62)      35.15

RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of year (in thousands) ....      167,801    142,936    176,526     188,939     334,521
    Ratio of expenses to average net assets (%)         2.57       2.19       2.01        1.67        1.81
    Ratio of net investment loss to average
       net assets (%) .........................        (0.44)     (1.23)     (1.01)      (1.09)      (1.35)
    Portfolio turnover ratio (%) ..............           78        107        173         165         191


*  See Note 2F for information concerning the Trust's distribution policy.

See accompanying notes to consolidated financial statements.
                                                                                                         11
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
------------------------------------------------------------------------------------------------------------------------------
TAIWAN GREATER CHINA FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS / DECEMBER 31, 2003 (EXPRESSED IN U.S. DOLLARS)
------------------------------------------------------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND ACQUISITION OF                        Fund. All significant inter-company transactions and
TAIWAN GREATER CHINA FUND                                        balances have been eliminated in consolidation.
-------------------------------------------------------------
The Taiwan Greater China Fund (the "Trust", formerly known       B -- Valuation of investments -- Common stocks that are
as The R.O.C. Taiwan Fund) is a Massachusetts business trust     traded on the Taiwan Stock Exchange or the Taiwan
formed in July 1988 and registered with the U.S. Securities      over-the-counter market. Except when price movements are
and Exchange Commission as a diversified, closed-end             constrained by collars imposed by Republic of China
management investment company under the Investment Company       regulations, in which case the Trust's Board of Trustees has
Act of 1940. The Trust changed its name from The R.O.C.          provided for the use of fair valuation procedures, such
Taiwan Fund to the Taiwan Greater China Fund on December 29,     securities are valued at the closing market price, or, if
2003. The change took effect on the New York Stock Exchange      not quoted at the end of the period, generally at the last
on January 2, 2004.                                              quoted closing market price. Short-term investments are
                                                                 valued at amortized cost, which approximates market value.
The Trust was formed in connection with the reorganization       Under this method, the difference between the cost of each
(the "Reorganization") of The Taiwan (R.O.C.) Fund (the          security and its value at maturity is accrued into income on
"Fund"). The Fund, which commenced operations in October         a straight-line basis over the days to maturity.
1983, was established under the laws of the Republic of
China as an open-end contractual investment fund pursuant to     C -- Security transactions and investment income -- Security
an investment contract between International Investment          transactions are recorded on the date the transactions are
Trust Company Limited ("IIT") and Central Trust of China, as     entered into (the trade date). Dividend income is recorded
custodian. Pursuant to the Reorganization, which was             on the ex-dividend date, and interest income is recorded on
completed in May 1989, the Trust acquired the entire             the accrual basis as it is earned.
beneficial interest in the assets constituting the Fund.
                                                                 D --Realized gains and losses-- Realized gains and losses on
As required by the Trust's "Declaration of Trust," if the        security transactions are determined for financial reporting
shares trade on the market at an average discount to NAV of      purposes using the average cost method for the cost of
more than 10% in any consecutive 12-week period after the        investments. For federal income tax purposes, realized gains
most recent such vote, the Trust must submit to the              and losses on security transactions are determined using the
shareholders for a vote at its next annual meeting a binding     first-in-first-out method. For the fiscal year ended
resolution that the Trust be converted from a closed-end to      December 31, 2003, the Trust generated a net capital loss of
an open-end investment company. The affirmative vote of a        $11,721,463, and maintained a cumulative prior year capital
majority of the Trust's outstanding shares is required to        loss carryover of $105,731,250, resulting in a total capital
approve such a conversion.                                       loss carryover of $117,452,713. This capital loss carryover may be used to offset any future capital gains generated by
NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING                      the Trust, and if unused, $89,141,756 of such loss will
POLICIES                                                         expire on December 31, 2009, $16,589,494 of such loss will
-------------------------------------------------------------    expire on December 31, 2010 and $11,721,463 of such loss
                                                                 will expire on December 31, 2011.
A -- Basis of presentation and principles of consolidation
-- The accompanying financial statements of the Trust have       E-- Foreign currency translation--Substantially all of the
been prepared in accordance with accounting principles           Trust's income is earned, and its expenses are
generally accepted in the United States of America. The
consolidated financial statements include the accounts of
the Trust and the

12

----------------------------------------------------------------------------------------------------------------------------
TAIWAN GREATER CHINA FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS / DECEMBER 31, 2003 (EXPRESSED IN U.S. DOLLARS)
----------------------------------------------------------------------------------------------------------------------------

largely paid, in New Taiwan Dollars ("NT$"). The cost and        The tax characteristics of dividneds and distributions paid
market value of securities, currency holdings and other          during the years ended December 31, 2003 and 2002 were as
assets and liabilities which are denominated in NT$ are          follows:
reported in the accompanying consolidated financial
statements after translation into United States Dollars                                               2003          2002
based on the closing market rate for United States Dollars
in Taiwan at the end of the period. At December 31, 2003,        Ordinary income ............    $   1,961,939       --
this rate was approximately NT$33.978 to $1.00. Investment       Long-term capital gain......               --       --
income and expenses are translated at an average exchange                                        -------------   ---------
rate for the period. Currency translation gains or losses                                        $   1,961,939       --
are reported as a separate component of changes in net                                           =============   =========
assets resulting from operations.
                                                                 As of December 31, 2003 the components of
The Trust does not separately record that portion of the         distributable earnings/(accumulated losses) on a tax
results of operations resulting from changes in foreign          basis were as follows:
exchange rates on investments from the fluctuations arising
from changes in market prices of securities held. Such           Undistributed net investment
fluctuations are included with the net realized and                income....................    $    299,668
unrealized gain or loss from investments.                        Capital loss carryforward...    (117,452,713)
                                                                 Unrealized appreciation
F-- Distributions to shareholders-- It is the Trust's policy       (depreciation)............      11,291,645
to distribute all ordinary income and net capital gains                                          -------------
calculated in accordance with U.S. federal income tax                                            $(105,861,400)
regulations. Such calculations may differ from those based                                       =============
on accounting principles generally accepted in the United
States of America ("GAAP"). In order to reconcile such           G -- Taxes -- the Trust intends to continue to elect and to
differences, accumulated net investment income was increased     continue to qualify as a regulated investment company under
by $1,293, accumulated net realized loss on investments was      the Internal Revenue Code of 1986, as amended (the "Code").
decreased by $17,397, and additional paid in capital was         If the Trust complies with all of the applicable
decreased by $18,672 to reflect the impact of such               requirements of the Code, it will not be subject to U.S.
differences in accordance with GAAP.                             federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital
The Trust declared a dividend of $0.06 a share, payable on       gains to its shareholders.
January 23, 2004 to shareholders of record on December 19,
2003 (ex-date December 17, 2003). The dividend, in the total     The Republic of China ("R.O.C.") levies a tax at the rate of
amount of $1,961,939, represents a deemed distribution of        20% on cash dividends and interest received by the Trust on
the Fund's investment in certain Taiwanese companies             investments in R.O.C. securities. In addition, a 20% tax is
classified as passive foreign investment companies for U.S.      levied based on the par value of stock dividends (except
federal income tax purposes, for the period from November 1,     those which have resulted from capitalization of capital
2002 to October 31, 2003.                                        surplus) received by the Trust. For the twelve months ended
                                                                 December 31, 2003, the total par value of stock dividends
                                                                 received was $2,424,729.

                                                                 Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the market value of stocks sold or
                                                                 transferred, and 0.1% of the market value of bonds and
                                                                 beneficial certificates sold or transferred, is levied.
                                                                 Proceeds from sales of investments are net of securities
                                                                 transaction tax paid

                                                                                                                            13



------------------------------------------------------------------------------------------------------------------------------
TAIWAN GREATER CHINA FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS / DECEMBER 31, 2003 (EXPRESSED IN U.S. DOLLARS)
------------------------------------------------------------------------------------------------------------------------------

of $350,255 for the twelve months ended December 31, 2003.       administrative and custodial agreements and the satisfaction of applicable regulatory requirements in Taiwan. IIT will
H --Use of estimates-- The preparation of financial              continue to provide certain administrative services to the
statements in conformity with accounting principles              Trust after the conversion to internal management, and
generally accepted in the United States of America requires      Central Trust of China will continue to serve as the Trust's
management to make estimates and assumptions that affect the     custodian. Certain changes to the Trust's officers and
amounts reported in the consolidated financial statements,       trustees will be effected upon the commencement of internal
consolidated financial highlights and the accompanying           management.
notes. Actual results could differ from those estimates.
                                                                 NOTE 5-- CUSTODIAN
NOTE 3-- INVESTMENT CONSIDERATIONS                               ------------------------------------------------------------
------------------------------------------------------------     Pursuant to the Investment Contract, the Central Trust of
Because the Trust concentrates its investments in publicly       China ("CTC") serves as custodian of the assets of the Trust
traded equity and debt securities issued by R.O.C.               held in the R.O.C. CTC owns 7.74% of the outstanding capital
corporations, its portfolio involves considerations not          stock of IIT. Through December 31, 2003, the Trust paid CTC
typically associated with investing in U.S. securities. In       a monthly fee at the annual rate of 0.15% of the NAV with
addition, the Trust is more susceptible to factors adversely     respect to Trust assets held in Taiwan under the Investment
affecting the R.O.C. economy than a fund not concentrated in     Contract up to NT$6 billion, 0.13% of such NAV in excess of
these issuers to the same extent. Since the Trust's              NT$6 billion up to NT$8 billion, 0.11% of such NAV in excess
investment securities are primarily denominated in New           of NT$8 billion up to NT$10 billion, and 0.09% of such NAV
Taiwan Dollars, changes in the relationship of the New           in excess of NT$10 billion, subject to a minimum annual fee
Taiwan Dollar to the U.S. Dollar may also significantly          of NT$2.4 million.
affect the value of the investments and the earnings of the
Trust.                                                           NOTE 6-- INVESTMENTS IN SECURITIES
                                                                 ------------------------------------------------------------
NOTE 4-- INVESTMENT MANAGEMENT                                   Purchases and proceeds from sales, excluding short-term
------------------------------------------------------------     investments, for the twelve months ended December 31, 2003,
A-- Pursuant to an investment contract (the "Investment          included approximately $114,723,787 for stock purchases and
Contract"), IIT (the "Manager"), an R.O.C. corporation, is       approximately $116,286,672 for stock sales, respectively.
responsible, among other things, for investing and managing
the assets of the Trust and administering the Trust's            At December 31, 2003, the cost of investments, excluding
affairs. Through December 31, 2003, the Trust paid the           short-term investments, for U.S. federal income tax purposes
Manager a fee, which is accrued daily and paid monthly in        was $156,842,546. At December 31, 2003, the net unrealized
arrears, at the annual rate of 1.35% of the net asset value      appreciation on investments of $11,291,645 computed on a
("NAV") with respect to Trust assets held in Taiwan under        U.S. federal income tax basis consisted of $12,849,076 of
the Investment Contract up to NT$6 billion, 1.15% of such        gross unrealized appreciation and $1,557,431 of gross
NAV in excess of NT$6 billion up to NT$8 billion, 0.95% of       unrealized depreciation.
such NAV in excess of NT$8 billion up to NT$10 billion, and
0.75% of such NAV in excess of NT$10 billion.                    NOTE 7-- SHARES OF BENEFICIAL INTEREST
                                                                 ------------------------------------------------------------
B-- The Trust has resolved that it will end its investment       The Trust's "Declaration of Trust" permits the Trustees to
management agreement with IIT and will convert to internal       issue an unlimited number of shares of beneficial interest
management. The Trust is expected to commence internal           or additional classes of other securities. The shares have a
management in the first quarter of 2004 upon hiring an           par value of $0.01, and no other classes of securities are
internal administrative and analytical staff, entry into         outstanding at present. At December 31, 2003, 32,698,976
appropriate                                                      shares were outstanding.

14


-----------------------------------------------------------------------------------------------------------------------------
TAIWAN GREATER CHINA FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS / DECEMBER 31, 2003 (EXPRESSED IN U.S. DOLLARS)
-----------------------------------------------------------------------------------------------------------------------------

NOTE 8 -- TRUSTEE FEES AND EXPENSES                              ------------------------------------------------------------
------------------------------------------------------------     Michael Ding has been portfolio manager of the Trust since
The amount shown includes trustee fees and expenses and          July 1999, its President and Chief Executive Officer since
reimbursement for spousal travel expenses. Aggregate trustee     September 1999 and a trustee since June 2001. He had been
remuneration for 2003 (including spousal travel                  the Trust's deputy manager since March 1999. Mr. Ding is
reimbursement) was $110,352.                                     also the President and Chief Investment Officer of
                                                                 International Investment Trust Co. (IIT), the Trust's
       UNAUDITED TAX FOOTNOTE DISCLOSURE--FOREIGN TAX            investment manager. He has worked for the past four years at
               CREDIT PASS-THROUGH DISCLOSURE                    IIT, where he was previously senior vice president.

                                                                 Mr. Ding served as chief economist and head of research at
The Trust paid foreign taxes of $1,449,887 and recognized        Citicorp International Securities Ltd. in Taipei from 1996
foreign source income of $4,679,210 during its fiscal year       to 1999 and as head of research and information for the
ended December 31, 2003. Pursuant to Section 853 of the          greater China region at McKinsey & Co. from 1994 to 1996.
Internal Revenue Code of 1986, as amended, the Trust             ------------------------------------------------------------
designated such amounts as having been paid in connection
with dividends distributed from investment company taxable       ------------------------------------------------------------
income during its fiscal year ended December 31, 2003.                               PROXY VOTING POLICY

------------------------------------------------------------     The Trust's policy with regard to voting stocks held in its
The Trust and its predecessors, The Taiwan (R.O.C.) Fund and     portfolio is to vote in accordance with the recommendations
The R.O.C. Taiwan Fund, have been certified as distributing      of Institutional Shareholder Services, Inc. unless
funds by the Board of Inland Revenue of the United Kingdom       International Investment Trust Co., the Trust's investment
for the period from their inception to December 31, 2002.        advisor, recommends to the contrary, in which event the
The Trust intends to apply for such status for succeeding        decision as to how to vote will be made by the Executive
accounting periods.                                              Committee of the Trust's Board of Trustees.
------------------------------------------------------------     ------------------------------------------------------------









                                                                                                                            15

                     [This page intentionally left blank.]

LOGO [KPMG]

KPMG CERTIFIED PUBLIC ACCOUNTANTS
6th Fl., No. 156 Sec. 3, Min-Sheng East Road,
Taipei, 105, Taiwan, R.O.C.                          Telephone (02) 2715-9999
                                                     Fax (02) 2715-9888


                          Independent Auditors' Report
                          ----------------------------

The Trustees and Shareholders of
Taiwan Greater China Fund:

We have audited the accompanying consolidated statement of assets and liabilities of the Taiwan Greater China Fund, a Massachusetts business trust (the "Trust"), including the consolidated schedule of investments, as of December 31, 2003, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and financial highlights. Our procedures included physical inspection or confirmation of securities owned as of December 31, 2003, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Taiwan Greater China Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


KPMG

Taipei, Taiwan
January 5, 2004

-----------------------------------------------------------------------------------------------------------------------
Information Concerning Trustees and Officers
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                       POSITION(S)        TERM OF OFFICE AND           PRINCIPAL OCCUPATION(S)
  NAME (AGE) AND                      HELD WITH THE          LENGTH OF TIME                 DURING THE PAST
     ADDRESS                              TRUST                 SERVED                         FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------
-----------------------------------------------------------------------------------------------------------------------
Chi-Chu Chen* (61)                      Trustee and     Trustee and Chairman         Chairman of the Manager since
167 Fuhsing North Road                  Chairman        since 2002                   May 2002; Executive Vice
Taipei, Taiwan, R.O.C.                                                               President, International
                                                                                     Commercial Bank of China,
                                                                                     from prior to 1999 to May 2002
-----------------------------------------------------------------------------------------------------------------------
Michael Ding* (46)                      Trustee,        Trustee since 2001;          President of the Manager
167 Fuhsing North Road                  President       President and Chief          since 2001; Senior Vice
Taipei, Taiwan, R.O.C.                  and Chief       Executive Officer            President of the Manager from
                                        Executive       since 1999                   1999 to 2001; Chief Economist
                                        Officer                                      and Head of Research,
                                                                                     Citicorp International
                                                                                     Securities Ltd., Taipei, Taiwan,
                                                                                     from prior to 1999 to 1999
-----------------------------------------------------------------------------------------------------------------------
Cheng-Cheng Tung (64)                   Trustee         Trustee since 2002 and       President, Cathay United
167 Fuhsing North Road                                  until the 2006 Annual        Bank (CUB), since 2000; General
Taipei, Taiwan, R.O.C.                                  Meeting of Shareholders      Manager, CUB, since prior to 1999;
                                                        or the special meeting       Executive Vice President, CUB,
                                                        in lieu thereof              from prior to 1999 to 2000
-----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
-----------------------
-----------------------------------------------------------------------------------------------------------------------
Edward B. Collins (61)                  Trustee         Trustee since 2000 and       Managing Director, China
China Vest Inc.                                         until the 2006 Annual        Vest Group (venture capital
160 Sansome Street                                      Meeting of Shareholders      investment), since prior to 1999
18th Floor                                              or the special meeting
San Francisco, California 94104                         in lieu thereof
U.S.A.
-----------------------------------------------------------------------------------------------------------------------
Alex Hammond-Chambers (61)              Trustee         Trustee since 2002           Chairman, Alex Hammond-
29 Rutland Square                                       and until the 2005 Annual    Chambers & Company
Edinburgh EH1 2BW                                       Meeting of Shareholders      (investment company
United Kingdom                                          or the special meeting       independent directorial services)
                                                        in lieu thereof              since prior to 1999
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Information Concerning Trustees and Officers
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                       POSITION(S)        TERM OF OFFICE AND           PRINCIPAL OCCUPATION(S)
  NAME (AGE) AND                      HELD WITH THE          LENGTH OF TIME                 DURING THE PAST
     ADDRESS                              TRUST                 SERVED                         FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
David N. Laux (76)                       Trustee         Trustee since 1992 and      President, US-Taiwan Business
2560 N. 23rd Road                                        until the 2004 Annual       Forum, since 2000;
Arlington, Virginia 22207                                Meeting of Shareholders     President, US-ROC (Taiwan)
U.S.A.                                                   or the special meeting      Business Council, from prior
                                                         in lieu thereof             to 1999 to 2000
-----------------------------------------------------------------------------------------------------------------------
Robert P. Parker (62)                    Trustee         Trustee since 1998 and      Chairman, Parker Price Venture
44 Montgomery Street                                     until the 2005 Annual       Capital, Inc. (formerly known as
Suite 3800                                               Meeting of Shareholders     Allegro Capital, Inc.),
San Francisco, California 94104                          or the special meeting      since prior to 1999
U.S.A.                                                   in lieu thereof
-----------------------------------------------------------------------------------------------------------------------
NON-TRUSTEE OFFICER
-------------------
-----------------------------------------------------------------------------------------------------------------------
Peggy Chen (41)                          Secretary,      Officer since 2000          Vice President (Finance) of
167 Fuhsing North Road                   Treasurer                                   the Manager since 2000;
Taipei, Taiwan, R.O.C.                   and Chief                                   Manager of Finance,
                                         Financial                                   Shin Fu Life Insurance Co., Ltd.,
                                         Officer                                     from prior to 1999 to 2000
-----------------------------------------------------------------------------------------------------------------------
* Chi-Chu Chen and Michael Ding will resign their positions as Trustees and officers of the Trust upon the Trust's conversion to inter-nal management (please refer to note 4B).





                                                                                                                     19

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this report. No substantive amendments were adopted and no waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Edward B. Collins qualifies as an audit committee financial expert based upon his having earned an MBA in International Business and Finance as well as his experience (i) analyzing and evaluating financial statements as the managing director of a venture capital fund, (ii) reviewing bond portfolios, loan portfolios and establishing reserves as the director of a bank and (iii) working in the credit department of various financial institutions. Mr. Collins is independent for purposes of this Item 3.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

--------------------------------------------------------------------------------
(a) AUDIT FEES:
--------------------------------------------------------------------------------
                               REGISTRANT
--------------------------------------------------------------------------------
FY 2002                        $53,500
--------------------------------------------------------------------------------
FY 2003                        $53,500
--------------------------------------------------------------------------------
(b) AUDIT-RELATED FEES:
--------------------------------------------------------------------------------
                               REGISTRANT                  INVESTMENT ADVISER
--------------------------------------------------------------------------------
FY 2002                        $0                          $0
--------------------------------------------------------------------------------
FY 2003                        $0                          $0
--------------------------------------------------------------------------------
NATURE OF THE AUDIT-RELATED FEES: N/A
--------------------------------------------------------------------------------
(c) TAX FEES
--------------------------------------------------------------------------------
                               REGISTRANT                  INVESTMENT ADVISER
--------------------------------------------------------------------------------
FY 2002                        $50,000                     $0
--------------------------------------------------------------------------------
FY 2003                        $50,000                     $0
--------------------------------------------------------------------------------

NATURE OF TAX FEES: The fees incurred by the registrant related to the preparation of the registrant's federal income and excise tax returns and the provision of tax advice and planning services.
--------------------------------------------------------------------------------
(d) ALL OTHER FEES
--------------------------------------------------------------------------------
                              REGISTRANT                   INVESTMENT ADVISER
--------------------------------------------------------------------------------
FY 2002                       $3,360                       $0
--------------------------------------------------------------------------------
FY 2003                       $9,127                       $0
--------------------------------------------------------------------------------
NATURE OF ALL OTHER FEES: The fees incurred by the registrant in FY 2002 related to the preparation of an application by the registrant for distributing fund status in the United Kingdom. The fees incurred by the registrant in FY 2003 related to the preparation of an application for distributing fund status in the United Kingdom and research and preparation of a memorandum of advice concerning the tax implications in the Republic of China of the registrant's becoming an internally managed investment company.


(e)(1)  AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, the audit committee of the registrant's board of trustees approves the engagement of the registrant's accountants before such accountants are engaged to render audit or non-audit services. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant's audit committee also pre-approves its independent accountants' engagements for non-audit services with the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if such engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)  PERCENTAGE OF NON-AUDIT SERVICES APPROVED BY THE AUDIT COMMITTEE

All services described in each of paragraphs (b) through (d) of this Item 4 were pre-approved before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) AGGREGATE NON-AUDIT FEES BILLED BY THE REGISTRANT'S PRINCIPAL ACCOUNTANT FOR SERVICES RENDERED TO THE REGISTRANT AND THE REGISTRANT'S INVESTMENT ADVISER:

--------------------------------------------------------------------------------
                              REGISTRANT                   INVESTMENT ADVISER
--------------------------------------------------------------------------------
FY 2002                       $53,360                      $9,988
--------------------------------------------------------------------------------
FY 2003                       $59,127                      $9,376
--------------------------------------------------------------------------------


(h) The fees paid by the registrant's investment adviser to the registrant's principal accountant that are listed in sub-item (g) of this Item 4 related solely to applications for distributing fund status on behalf of other, non-U.S. funds managed by the registrant's investment adviser, and hence were not fees that in any way relate to the operations and financial reporting of the registrant. Therefore, such fees were not fees subject to approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and were not submitted for pre-approval by the registrant's audit committee.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

The members of the registrant's audit committee are: Edward B. Collins, chairman, Robert P. Parker and Alex Hammond-Chambers.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant's policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Institutional Shareholder Services, Inc. ("ISS") unless the registrant's chief executive officer recommends to the contrary, in which event the decision as to how to vote will be made by the Executive Committee of the registrant's Board of Trustees. A summary of ISS's proxy voting guidelines is attached as an exhibit to this report.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable to annual reports for the period ended December 31, 2003.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report based on their evaluation of such disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, such internal controls.

ITEM 11.  EXHIBITS.

(a)(1) CODE OF ETHICS REQUIRED BY ITEM 2 OF FORM N-CSR:

See Exhibit 99.CodeEth attached hereto.

(b)(2) CERTIFICATIONS REQUIRED BY RULE 30A-2(A) UNDER THE INVESTMENT COMPANY ACT OF 1940:

See Exhibit 99.Cert attached hereto.

(b) CERTIFICATIONS REQUIRED BY RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND RULE 13A-14(B) UNDER THE SECURITIES EXCHANGE ACT OF 1934:

See Exhibit 99.906Cert attached hereto.

(c) PROXY VOTING GUIDELINES REQUIRED BY ITEM 7 OF FORM N-CSR:

See Exhibit 99.ProxyPol attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Taiwan Greater China Fund

By:  /s/ Steven R. Champion
     ----------------------------------
     Name: Steven R. Champion
     Title: President and Chief Executive Officer

Date: March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Steven R. Champion
     ----------------------------------
     Name: Steven R. Champion
     Title: President and Chief Executive Officer

By:  /s/ Peggy Chen
     ----------------------------------
     Name: Peggy Chen
     Title: Chief Financial Officer

Date: March 5, 2004